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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 10, 2005
                           --------------------------

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

           DELAWARE                                              33-0852923
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

                                     0-27915
                            (Commission File Number)


                          740 LOMAS SANTA FE, SUITE 210
                         SOLANA BEACH, CALIFORNIA 92075
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 793-8840
                         (Registrant's telephone number,
                              including area code)


          (Former Name or Former Address, if Changed Since Last Report)
                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) Effective June 10, 2005, Andrew C. Schmidt resigned from Genius Products, Inc. as Chief Financial Officer to pursue other opportunities. The Company expects to name a successor Chief Financial Officer shortly.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GENIUS PRODUCTS, INC.


Date:  June 15, 2005                           By: /s/ Trevor Drinkwater
                                                   -------------------------
                                                   Trevor Drinkwater
                                                   Chief Executive Officer